Extension Of Agreement

For good value, this Extension Agreement is made by and between TNI BioTech International, Ltd., BVI Corporation with registered office is Drake Chambers, P.O. Box 3321, Road Town, Tortola, British Virgin Islands (a wholly owned subsidiary of Immune Therapeutics, Inc ("Company"), and AHAR Pharma, a company duly incorporated and existing under the laws of Nigeria ("General Distributor"), having a registered office at Plot 12A, Olaitan Senbanjo Street, Lekki Phase 1, Lagos,

Whereas a certain Agreement between the parties dated 17th day of September, 2013 expires on December 31, 2015 , and the parties want to extend and continue said Agreement; it is agreed that said Agreement is extended for an additional term commencing upon the expiration of the original term and shall now expire December 30, 2018 .

This extension shall be on all other terms and conditions as stated in the original Agreement.

This extension Agreement shall be binding upon and inure to the benefit of the parties, their successors, and personal representatives.

Signed under seal this Date: March 29, 2016

	Noreen Griffin
TNI BioTech International, Ltd	By: Noreen Griffin
	Richards Afonja Richards Afonja (Apr 11, 2016)
AHAR Pharma	By: Richard Afonja MD



2016 Q1 Extension of AHAR Contract

Adobe Document Cloud Document History — 04/11/2016

Created:	03/31/2016
By:	Kelly Wilson (kelly.wilson@immunetherapeutics.com)
Status:	SIGNED
Transaction ID:	CBJCHBCAABAAxbJYD02Ovd1BBfDPJhDyu0nEY4uCId28

"2016 Q1 Extension of AHAR Contract" History

Document created by Kelly Wilson (kelly.wilson@immunetherapeutics.com)
03/31/2016 - 8:53:02 EDT - IP address: 72.238.15.200

Document emailed to Noreen Griffin (noreen.griffin@immunetherapeutics.com) for signature
03/31/2016 - 8:53:15 EDT

Document emailed to Richards Afonja (aareonakakanfo@mac.com) for signature
03/31/2016 - 8:53:16 EDT

Document viewed by Noreen Griffin (noreen.griffin@immunetherapeutics.com)
03/31/2016 - 8:53:33 EDT - IP address: 72.238.104.208

Document e-signed by Noreen Griffin (noreen.griffin@immunetherapeutics.com)
Signature Date: 03/31/2016 - 8:53:43 EDT - Time Source: server - IP address: 72.238.104.208

Document viewed by Richards Afonja (aareonakakanfo@mac.com)
03/31/2016 - 6:29:53 EDT - IP address: 108.58.172.52

Document viewed by Richards Afonja (aareonakakanfo@mac.com)
04/06/2016 - 5:00:55 EDT - IP address: 90.194.86.157

Document viewed by Richards Afonja (aareonakakanfo@mac.com)
04/07/2016 - 4:22:28 EDT - IP address: 188.30.132.219

Document viewed by Richards Afonja (aareonakakanfo@mac.com)
04/11/2016 - 5:59:46 EDT - IP address: 166.173.251.189

Document e-signed by Richards Afonja (aareonakakanfo@mac.com)
Signature Date: 04/11/2016 - 6:15:32 EDT - Time Source: server - IP address: 41.190.12.42

Signed document emailed to Kelly Wilson (kelly.wilson@immunetherapeutics.com), arden@austinlegalgroup.com, gaustin@austinlegalgroup.com, rmolski@att.net, Noreen Griffin

(noreen.griffin@immunetherapeutics.com), Richards Afonja (aareonakakanfo@mac.com) and peter.aronstam@immunetherapeutics.com

04/11/2016 - 6:15:32 EDT